Exhibit 10.42

FIRST AMENDMENT

THIS FIRST AMENDMENT to the Registration Rights Agreement (as defined below) (the “Amendment”) is entered into as of July 8, 2024 (the “Effective Date”), by and between Lytus Technologies Holdings PTV. Ltd., a British Virgin Islands company (the “Company”), Mast Hill Fund, L.P., a Delaware limited partnership (the “Investor I”), and FirstFire Global Opportunities Fund, LLC, a Delaware limited liability company (the “Investor II”, and collectively with Investor I and the Company, the “Parties”).

BACKGROUND

A. The Parties are the parties to that certain registration rights agreement dated on or around June 3, 2024 (as amended from time to time, the “Registration Rights Agreement”), a copy of which is attached hereto as Exhibit “A”, which was entered into in connection with the securities purchase agreement dated on or around June 3, 2024 (the “Purchase Agreement”); and

B. The Parties desire to amend the Registration Rights Agreement as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the meanings given to them in the Registration Rights Agreement.

2. The definition of “Registrable Securities” on page 1 of the Registration Rights Agreement shall be deleted and replaced with the following:

“Registrable Securities” means all of the June 2024 Commitment Shares (as defined in the Purchase Agreement) (the “June 2024 Commitment Shares”), Conversion Shares (as defined in the Purchase Agreement) (the “Conversion Shares”) which may, from time to time, be issued to the Investor under the June 2024 Notes (as defined in the Purchase Agreement) (the “Notes”), without regard to any limitation on beneficial ownership, Exercise Shares (as defined in the Purchase Agreement) (the “Exercise Shares”) which may, from time to time, be issued to the Investor under the June 2024 Warrants (as defined in the Purchase Agreement) (the “Warrants”), without regard to any limitation on beneficial ownership, and shares of Common Stock (as defined in the Purchase Agreement) (the “Common Stock”) issued to the Investor as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on beneficial ownership in the Purchase Agreement, Notes, or Warrants.

3. The Company and each Investor have agreed to an extension to file the Registration Statement registering the Registrable Securities issuable in connection with the initial closing under the Purchase Agreement, which occurred on or around June 3, 2024 (the “First Tranche”), as well as the Registrable Securities issuable in connection with the Second Tranche (as defined in the Purchase Agreement), such that the Company shall, on or before July 12, 2024, file with the SEC an initial Registration Statement covering the maximum number of Registrable Securities under First Tranche and Second Tranche. Within ten (10) business days after the Third Tranche (as defined in the Purchase Agreement) is funded, the Company shall amend the Registration Statement or file a new Registration Statement to include the Registrable Securities issuable in connection with the Third Tranche.

4. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Registration Rights Agreement. Except as specifically modified hereby, all of the provisions of the Registration Rights Agreement, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

LYTUS TECHNOLOGIES HOLDINGS PTV. LTD.			Mast Hill Fund, L.P.

By:	/s/ Dharmesh Pandya		By:	/s/ Patrick Hassani
	Name:	Dharmesh Pandya	Name:	Patrick Hassani
	Title:	Chief Executive Officer	Title:	Chief Investment Officer

FirstFire Global Opportunities Fund, LLC

			By:	FirstFire Capital Management LLC, its manager

			By:	/s/ Eli Fireman
			Name:	Eli Fireman

Exhibit A

(see attached)